UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 24, 2022

Date of Report (Date of earliest event reported)

ITRON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of principal executive offices, Zip Code)

(509) 924-9900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2022, the Board of Directors (the Board) of Itron, Inc. amended (the Amendment) the Company’s Amended and Restated Bylaws (the Bylaws), effective immediately and as follows:

•

To align with the Washington Business Corporation Act (WBCA), allowing for the postponement or rescheduling of special meetings and amending the threshold for calling of a special meeting by shareholders (Section 2.2)

•	As permitted under the WBCA, allow for the request of additional reasonable information for shareholder proposals (Section 2.6.1)

•

Increasing the notification period for shareholder nominations to not less than 90 days and no more than 120 days and adding the ability for the Board to request additional reasonable information (Section 3.3.1)

•	Clarifying quorum requirements for Board meetings (Section 3.9)

•	Clarifying language related to various committee appointments (Section 3.16)

•	Clarifying requirements for officer and Board chair appointments (Section 4)

•	Removing the section covering contracts, loans, check and deposits (previously Section 5)

•	Removing the section covering restriction on transfer of share certificates (previously Section 6.5)

•	Conforming certain provisions to the applicable statute (various sections)

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Itron, Inc., as amended effective February 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

	By:	/s/ SARAH E. HLAVINKA
February 25, 2022		Sarah E. Hlavinka
Date		Senior Vice President, General Counsel and Corporate Secretary